SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                 December 10, 1997



                                   TriMas Corporation
              (Exact name of registrant as specified in its charter)



    Delaware                            1-10716                    38-2687639
(State or other jurisdiction          (Commission             (I.R.S.Employer
of incorporation)                     File Number)             Identification
No.)


               315 E. Eisenhower Parkway, Ann Arbor, Michigan 48108 (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code (313)747-7025


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      On December 10, 1997, TriMas Corporation (the "Company") entered into an Agreement and Plan of Merger, dated as of December 10, 1997, with MascoTech, Inc. ("MascoTech") and MascoTech Acquisition, Inc., a wholly owned subsidiary of MascoTech ("Merger Sub"), which has been amended by Amendment No. 1 to Agreement and Plan of Merger dated as of December 15, 1997 (as so amended, the "Merger Agreement"). Reference is made to the Merger Agreement, a copy of which is filed as Exhibit 2 to this Current Report on Form 8-K, the provisions of which are incorporated herein by reference. Pursuant to the terms of the Merger Agreement, Merger Sub has commenced an offer to purchase any and all outstanding shares (the "Shares") of common stock of the Company at a price of $34.50 per Share, net to the seller in cash. The tender offer is being made pursuant to an Offer to Purchase, dated December 17, 1997, and the related Letter of Transmittal (the "Offer"). The Offer is conditioned upon, among other things, there being validly tendered and not withdrawn prior to the expiration of the Offer such number of the then issued and outstanding Shares (not including Shares tendered by MascoTech, its subsidiaries or its Chief
Executive Officer or by Masco Corporation), which represents at least a majority of the then issued and outstanding Shares (excluding for purposes of this calculation all Shares owned by MascoTech, its subsidiaries or its Chief Executive officer or by Masco Corporation and all Shares that may not be tendered pursuant to the Offer because they are subject to restrictions under certain Company stock plans).

      The Merger Agreement provides, among other things, that as promptly as practicable after the purchase of Shares pursuant to the Offer and the satisfaction of other conditions set forth in the Merger Agreement, in accordance with the Delaware General Corporation Law, Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation. At the effective time of the Merger (the "Effective Time"), each Share outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company, Shares owned by MascoTech or its subsidiaries or Shares as to which appraisal rights have been exercised) shall be converted into the right to receive $34.50 in cash.

      Consummation of the Merger is subject to certain conditions, including the purchase of Shares pursuant to the Offer, approval of the Company's shareholders if required under applicable law, the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and there being no provision of any applicable law or regulation and no judgment, injunction, order or decree prohibiting the consummation of Merger. Neither the Offer nor the Merger is conditioned on MascoTech or Merger Sub obtaining financing. There can be no assurance that the Offer or the Merger will be consummated.

      The press releases issued (i) December 11, 1997 by the Company and MascoTech and (ii) December 17, 1997 by MascoTech are attached hereto as Exhibits 99.a and 99.b, respectively.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

         2 Agreement and Plan of Merger dated as of December 10, 1997, as amended by Amendment No. 1 dated as of December 15, 1997, among TriMas Corporation, MascoTech, Inc. and MascoTech Acquisition, Inc. (incorporated by reference to Annex A to the Offer to Purchase dated December 17, 1997 filed as Exhibit (a)(1) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc.
               and MascoTech Acquisition, Inc. dated December 17, 1997, filed pursuant to Section 14(d)(1) of the Securities Exchange Act of
               1934).

         99.a Press Release issued by TriMas Corporation and MascoTech, Inc. dated December 11, 1997 (incorporated by reference to Exhibit
               (a)(8) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc. and MascoTech Acquisition, Inc. dated December 17, 1997 filed pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934).

         99.b Press Release issued by MascoTech, Inc. dated December 17, 1997 (incorporated by reference to Exhibit (a)(9) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc. and MascoTech Acquisition, Inc. dated December 17, 1997 filed pursuant to
               Section 14(d)(1) of the Securities Exchange Act of 1934).


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

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TriMas Corporation


                                                By:/s/Brian P. Campbell
                                                      Brian P. Campbell
                                                      Its: President

Dated: December 22, 1997

                                   EXHIBIT INDEX



      2 Agreement and Plan of Merger dated as of December 10, 1997, as amended by Amendment No. 1 dated as of December 15, 1997, among TriMas Corporation, MascoTech, Inc. and MascoTech Acquisition, Inc. (incorporated by reference to Annex A to the Offer to Purchase dated December 17, 1997 filed as Exhibit (a)(1) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc.
               and MascoTech Acquisition, Inc. dated December 17, 1997, filed pursuant to Section 14(d)(1) of the Securities Exchange Act of
               1934).

      99.a Press Release issued by TriMas Corporation and MascoTech, Inc. dated December 11, 1997 (incorporated by reference to Exhibit
               (a)(8) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc. and MascoTech Acquisition, Inc. dated December 17, 1997 filed pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934).

      99.b Press Release issued by MascoTech, Inc. dated December 17, 1997 (incorporated by reference to Exhibit (a)(9) to the Tender Offer Statement on Schedule 14D-1 of MascoTech, Inc. and MascoTech Acquisition, Inc. dated December 17, 1997 filed pursuant to
               Section 14(d)(1) of the Securities Exchange Act of 1934).